Exhibit 99.1

One World. One KEMET 2013 Stifel Nicolaus Tech Conference February 6, 2013 Presenters: Per Loof CEO William M. Lowe, Jr. EVP & CFO

Cautionary Statement 2 Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iii) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (iv) changes in the competitive environment; (v) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vi) economic, political, or regulatory changes in the countries in which we operate; (vii) difficulties, delays or unexpected costs in completing the restructuring plan; (viii) equity method investments expose us to a variety of risks; (ix) acquisitions and other strategic transactions expose us to a variety of risks; (x) the inability to attract, train and retain effective employees and management; (xi) the inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xiv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xv) volatility of financial and credit markets affecting our access to capital; (xvi) the need to reduce the total costs of our products to remain competitive; (xvii) potential limitation on the use of net operating losses to offset possible future taxable income; (xviii) restrictions in our debt agreements that limit our flexibility in operating our business; and (xix) additional exercise of the warrant by K Equity, LLC which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions.

Company Overview 3 KEMET Laboratories was founded by Union Carbide in 1919 U.S. listed company since 1992 Global manufacturer of tantalum, ceramic, film, aluminum, electrolytic & paper capacitors Offers 95% of dielectric solutions 22 manufacturing locations in 10 countries Manufacturing facilities in Mexico, China, Indonesia, Europe and the United States 9,841 employees worldwide (December, 2012) USA: 697 – Mexico: 4,829 Asia: 2,400 – Europe: 1,915 Global sales force covering the Americas, EMEA and Asia Recognized as the “Easy-to-Buy-From” company

Business Segment Overview

The Capacitance Company KEMET CHARGED.

	Tantalum Business	Ceramic Business	Film & Electrolytic Business
Market Segment / Selected Application Detail	Computer – Microprocessor Decoupling Telecommunications – Transceiver Cards Mobile Phones – Audio & Battery Backup Gaming – Processor Decoupling LCD TV – Video Converter Automotive – Engine Control/Safety Military/Aerospace – Avionics/Comm.	Computer – Microprocessor Decoupling Mobile Phones – General Automotive – Infotainment/Driver Convenience LCD TV/Gaming – General Industrial Specialty – Oil Exploration Military/Aerospace – Power Supply/Comm.	Industrial – Motor Start & Drives Automotive – HID Lighting/Engine Ctrl Renewable Energy – Power Inverters Industrial – Power Factor Correction Consumer/Industrial – Power Supplies
Products			

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One world. One KEMET.

Global Reach and Low Cost Production Base

The Capacitance Company
KEMET
CHARGED.

- KEMET's facilities in Mexico, China and other international locations are among the most cost efficient in the world
- The Company's manufacturing facilities also provide proximity to large and growing end markets

Customers continue the trend of relocating production facilities to Asia

Production Base



Northhampton, England
Suomussalmi, Finland
Granna, Sweden
Weymouth, United Kingdom
Farjestaden, Sweden
Knoxville, TN
Monghidoro, Italy
Landsberg, Germany
Sasso Marconi, Italy
Carson City, NV
Vergato, Italy
Kyustendil, Bulgaria
Suzhou, China (2)
Greenville, South Carolina
Anting, China
Matamoros, Mexico
Evora, Portugal
Monterrey, Mexico (1)
Nantong, China
Ciudad Victoria, Mexico
Batam, Indonesia
Headquarters and Manufacturing (1)
Manufacturing (22)

(1) Includes two manufacturing facilities
(2) Includes three manufacturing facilities

Major Sales Locations

America's

Wilmington, MA
West Chester, PA
Carmel, IN
Shaumburg, IL
Lake Mary, FL
Ft Lauderdale, FL
Milpitas, CA
Guadalajara, Mexico

Asia

Beijing, China
Shanghai, China
Shenzhen, China
Taipei, Taiwan
Hong Kong
Bangalore, India
Singapore
Penang, Malaysia
Seoul, South Korea

EMEA

Landsberg, Germany
Rome, Italy
Geneva, Switzerland
Madrid, Spain
Paris, France
Rainhill, UK
Coatbridge, UK
Bishop's Stortford, UK
Dortmund, Germany
Espoo, Finland

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One world. One KEMET.

Market Overview

Sales Summary – Q3 FY13 7

Strong Customer Relationships 8 KEMET’s emphasis on quality, diversified customer base and established industry presence spanning over ninety years creates advantages in meeting the needs of the OEM, EMS and Distribution channels Customer base includes nearly all of the world’s major electronics OEMs, EMS companies and ODMs Won multiple awards, including “The President’s Award” for top supplier for 2012 (Rockwell Collins), “Exceptional Sales Performance Award” for 2010 (Digi-Key), “Outstanding Performance Award” (Sanmina-SCI) and 2009 Innovision Award for Technology Development Extensive network of global Distribution partners Distribution EMS OEM

Recent Developments

Recent Developments Restructuring and Low-Cost Manufacturing Worldwide reduction in force Restructuring of F&E business (Evora manufacturing facility) Completed restructuring actions are expected to result in $27 million of cost savings through FY2014 Opening of new low-cost production facilities (Macedonia, Pontecchio) Recent Acquisitions Foil Plant in Knoxville, TN Niotan acquisition in Carson City, NV Vertical Integration of Supply Chain Ability to manufacture the majority of tantalum powder requirements FY 2014 reduction in raw material costs - $40 million NEC TOKIN In March 2012, announced JV with NEC Tokin. Closed February 1, 2013 Expands markets and product offerings for both KEMET and NEC TOKIN Provides efficiencies of scale and flexibility to pursue growth initiatives Increased opportunities for vertical integration

Restructuring & Low-Cost Manufacturing in Europe Skopje Macedonia Pontecchio Grand opening Oct. 18, 2012 New manufacturing facility in Pontecchio, Italy Will allow closure and consolidation of multiple facilities in Italy

Acquired in June 2011 Foil Plant now fully integrated with KEMET Secured long-term supply of quality formed aluminum foil to support sustainable business growth Vertically integrated to assure long-term cost control and profitability Foil Manufacturing (Knoxville, TN) Knoxville, TN Location

Niotan Acquisition Agreement signed February 2, 2012 Leading manufacturer of Tantalum Powders Previously a supplier to KEMET Current supplier to KEMET Purchase price $75 million + $10 million in royalty payments $30 million at closing $45 million over thirty months $5M Aug 2012 and $10M every six months thereafter Location: Carson City, Nevada Closing completed on February 21, 2012

KEMET’s Conflict Free Tantalum Vertically Integrated Supply Chain Mine provides Ore KTaF converted to Ta Powder/Wire Ta Powder/Wire converts to Ta Capacitors Ore converted to KTaF 14

NEC TOKIN

INVESTMENT IN NEC TOKIN KEMET announced on March 12, 2012 that it has entered into an agreement to acquire a 34% economic interest with a 51% voting interest in NEC TOKIN Corporation (“NEC TOKIN”) and will receive two call options that, if exercised, will result in the acquisition of 100% of NEC TOKIN NEC TOKIN manufactures tantalum and other capacitors, electro-magnetic materials, piezoelectric components, electro-mechanical devices and access devices Final Regulatory approvals received and closing on February 1, 2013. 16

INVESTMENT IN NEC TOKIN (cont.) Step 1 (signed) Step 2 (KEMET option) Step 3 (KEMET option) Date February 01, 2013(1) Expires August 2014 Expires May 2018 Seller NEC TOKIN NEC TOKIN NEC Consideration $50mm $50mm Greater of 6x TTM EBITDA (2) or $250mm (3) Economic interest 34% 49% 100% Voting interest 51% 51% 100% Board representative KEMET (4); NEC (3) KEMET (4); NEC (3) NM KEMET accounting Equity Equity Consolidated (1) Closing Date: Feb 1, 2013 Step 3 consideration will, among other adjustments, be reduced by consideration previously paid in steps 1 and 2 and that NEC debt obligation will be cancelled / forgiven. Expected amount of balance due under NEC’s loan to NT. In the event that KEMET does not exercise both call options, and NEC instead exercises its put option, requiring KEMET to acquire all outstanding shares of NT, this loan will remain outstanding with NT, with a bullet maturity of May 31, 2018, and the cash component of the purchase price will be reduced by the amount of the assumed debt. 17

NEC - Tokin Strategic Rationale

The Capacitance Company
KEMET
CHARGED.

- Expand markets and product offerings for both KEMET and NEC TOKIN
- Achieve true scale in operations to manage raw materials sourcing as well as maximize efficiencies and best practices in manufacturing and product development
- Partnership between two of the world's premier tantalum manufacturers
  - Creates significant cross-selling opportunities for TaMnO2, Ta Poly, film capacitors, high value Aluminum Electrolytic capacitors and solutions capabilities (i.e., coils, relays, and piezos)
  - Complementary geographic reach – strong KEMET presence in western hemisphere and excellent NEC - TOKIN position in Asia
  - Benefits from international management team sensitive to region-specific business needs and combined R&D capabilities and university relationships
- Enjoy flexibility to pursue growth initiatives
  - Continued R&D investment in both Japan and the U.S.
  - Enables KEMET to diversify beyond capacitors in the in the passives market

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One world. One KEMET.

NEC - TOKIN - Major Technologies (ex. Capacitors) EMC Devices (Electromagnetic compatibility) Products that transform, isolate, protect or filter signals EMD (Electromechanical devices) Products that act as a low power switch to activate a circuit or device such as a motor Access Control devices Products that control or protect personal, physical or signal access Piezoelectric devices Products that transform electric energy into mechanical energy (or the reverse) 19

NEC - TOKIN - Parallel Processing Operations, People & Systems KEMET-NEC TOKIN Integration Approach People and Systems Operational Excellence Post 100% Ownership Sales & Marketing HR & Communications Finance Legal Information Systems Technology R&D Manufacturing Quality & Environment Procurement & Logistics 20 (2) (3)

Our Mission, Vision & Values Our Values are: The Math Must Work Talent Oriented Our Mission is to help make the world a better, safer, more connected place to live Our Vision is to be the world’s most trusted partner for innovative component solutions Unparalleled Customer Experience Speed Energetically showing individual and organizational responsiveness Relentlessly responsive with our customer partners Courage to always do the right thing We believe in the passion, skills & engagement of our people One global team valuing diversity & inclusion Deliver sustainable, profitable growth We support each other, without selfish self-interest 21

MVV Unparalleled Customer Experience Talent Oriented Relentlessly responsive with our customer partners Our Values are: Materials Innovation Environmental Sensitivity Energetically showing individual and organizational responsiveness Having the Courage to always do the right thing Supporting each other, without selfish self-interest Believing in the passion, skills & engagement of our people Delivering sustainable, profitable growth The Math Must Work Our Vision is to be the world's most trusted partner for innovative Component solutions. Our Mission is to help make the world a better, safer, more connected place to live. Speed Mission, Vision & Values 22

NEC - TOKIN Manufacturing Locations Sendai Shiroishi Toyama Japan Outside Japan Xiamen, China Dong Nai, Vietnam Calamba, Phillipines Chachoengsao, Thailand 23

Financial Metrics

Consolidated Income Statements December FY13 – Prior Qtr Comparison (Non-GAAP) 25 (in thousands, except EPS) Q3 FY13 Q2 FY13 Variance Net sales 200,296 $ 215,991 $ (15,695) $ Adjusted Cost of sales 164,234 180,700 (16,466) - - - Adjusted Gross margin 36,062 35,291 771 Adjusted Gross margin % 18.0% 16.3% Adjusted SG&A 23,125 24,260 (1,135) Adjusted R&D 6,643 6,773 (130) - - - Adjusted Operating income 6,294 4,258 2,036 Operating income as a % of net sales 3.1% 2.0% Adjusted Interest income / expense, net 9,071 9,156 (85) Adjusted Other income / expense, net (1,177) (554) (623) - - - Adjusted Profit before tax (1,600) (4,344) 2,744 Adjusted Income tax expense 643 1,877 (1,234) - - - Adjusted Net income (loss) (2,243) $ (6,221) $ 3,978 Adjusted Net income as a % of net sales -1.1% -2.9% Adjusted Earnings per share - basic (0.05) $ (0.14) $ 0.09 $ Adjusted Earnings per share - diluted (0.05) $ (0.14) $ 0.09 $ Weighted avg. shares - basic 44,918 44,911 Weighted avg. shares - diluted 52,108 52,108 Adjusted EBITDA 17,973 $ 16,334 $ 1,639 $

Sales by Business Group and Region (in millions except percentages) 26 $92.1 $90.2 $109.2 $109.3 $98.5 $47.5 $50.8 $51.5 $53.1 $51.3 $79.2 $69.7 $62.9 $53.6 $50.5 $218.8 $210.7 $223.6 $216.0 $200.3 $0 $50 $100 $150 $200 $250 $300 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Business Group Sales TABG CEBG FEBG $64.3 $59.4 $60.5 $62.2 $62.2 $84.6 $77.9 $79.4 $70.7 $66.1 $69.9 $73.4 $83.7 $83.1 $72.0 $218.8 $210.7 $223.6 $216.0 $200.3 $0 $50 $100 $150 $200 $250 $300 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Regional Sales Americas Europe Asia

Balance Sheet

The Capacitance Company
KEMET
CHARGED.

($ in millions)		12/31/2012
Assets		
Cash, restricted cash and cash equivalents	$	163.7
Accounts receivable, net		96.6
Inventories, net		221.4
Prepaid expenses & other current assets		41.9
Total current assets		523.6
Property, plant and equipment, net		312.9
Goodwill and intangible assets, net		75.3
Other assets		14.5
Total assets	**$**	**926.3**

		12/31/2012
Liabilities & stockholders' equity		
Current portion of long-term debt	$	7.9
Accounts payable		61.6
Accrued expenses and other payables		86.1
Total current liabilities		155.6
Long-term debt		375.6
Other non-current obligations		86.5
Deferred Income taxes		4.8
Total stockholders' equity		303.8
Total liabilities and stockholders' equity	**$**	**926.3**

Metrics	
DSO (1)	44
Inventory turns (2)	3.0
DPO (3)	34
Working capital as a % of sales (4)	32.0%
Total debt/LTM Adjusted EBITDA (5)	6.6x



Debt Maturity Profile(6)
$400
$200
$0
$50
$355
2013
2014
2015
2016
2017
2018
Revolver
10.5% Senior Notes

Notes:

(1) Days sales outstanding defined as latest period Accounts receivable, net balance divided by annualized latest quarter sales times 365.

(2) Inventory turns defined as annualized latest quarter Cost of sales divided by latest period inventory balance.

(3) Days payable outstanding defined as latest period Accounts payable balance divided by annualized latest quarter Cost of sales times 365.

(4) Defined as Accounts receivable, net + Inventories, net – Accounts payable, divided by annualized latest quarter sales.

(5) LTM Adjusted EBITDA of $58.1 million calculated for the twelve months ended December 2012. Total debt equals face value of total debt of $380.8 million.

(6) $50.0 million revolving credit facility represented by dotted line since it is currently undrawn. $355 million represents face value of 10.5% senior notes. Graph excludes $24M advance payment from OEM and $1.8 million of other debt.

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One world. One KEMET.

FINANCIAL TARGETS Consolidated Gross Margin – 25% Operating Margin (EBIT) – 10% 28

One world. One KEMET. 29

APPENDIX

Reconciliation of Non-GAAP Financial Measures 31 For the Quarters Ended (Amounts in thousands, except percentages) Dec-12 Sep-12 Cost of goods sold 166,117 $ 183,053 $ Adjustments: Plant Start-up costs (1,524) (1,930) Stock-based compensation (expense) recovery (359) (423) Adjusted cost of goods sold 164,234 $ 180,700 $ For the Quarters Ended (Amounts in thousands, except percentages) Dec-12 Sep-12 Net sales 200,297 $ 215,991 $ Gross margin (loss) 34,180 $ 32,938 $ Adjustments: Plant Start-up costs 1,524 1,930 Stock-based compensation expense (recovery) 359 423 Adjusted gross margin (loss) 36,063 $ 35,291 $ Adjusted gross margin as a percentage of net sales 18.0% 16.3%

Reconciliation of Non-GAAP Financial Measures 32 For the Quarters Ended Dec-12 Sep-12 Selling, general and administrative expenses 25,411 $ 27,983 $ Adjustments: ERP integration costs (1,458) (2,099) Stock-based compensation (expense) recovery (664) (759) Acquisition related fees (164) (866) Adjusted selling, general and administrative expenses 23,125 $ 24,259 $ (Amounts in thousands, except percentages) For the Quarters Ended (Amounts in thousands, except percentages) Dec-12 Sep-12 Research and development 6,698 $ 6,833 $ Adjustments: Stock-based compensation (expense) recovery (55) (60) Adjusted research and development 6,643 $ 6,773 $

Adjusted Operating Income Non-GAAP 33 For the Quarters Ended Dec-12 Sep-12 Net sales 200,297 $ 215,991 $ Operating loss (5,290) $ (14,020) $ Adjustments: Restructuring charges 3,886 8,522 Write down of long-lived assets 3,084 4,234 ERP integration costs 1,458 2,099 Plant start-up costs 1,524 1,930 Stock-based compensation expense (recovery) 1,078 1,242 Goodwill impairment - 1,092 Acquisition related fees 164 866 Net curtailment and settlement gain (loss) on benefit plans 587 (1,675) Net (gain) loss on sales and disposals of assets (196) (31) Adjusted operating income 6,295 $ 4,259 $ Adjusted operating income as a % of sales 3.1% 2.0% (Amounts in thousands)

Reconciliation of Non-GAAP Financial Measures 34 For the Quarters Ended (Amounts in thousands, except percentages) Dec-12 Sep-12 Interest (income) expense, net 10,193 $ 10,110 $ Adjustments: Amortization included in interest expense (1,122) (954) Adjusted interest (income) expense, net 9,071 $ 9,156 $ For the Quarters Ended (Amounts in thousands, except percentages) Dec-12 Sep-12 Other expense (income), net (1,641) $ (996) $ Adjustments: Net foreign exchange gain (loss) 464 442 Adjusted other (income) expense, net (1,177) $ (554) $

Reconciliation of Non-GAAP Financial Measures 35 For the Quarters Ended Dec-12 Sep-12 Income (loss) before income taxes (13,842) $ (23,134) $ Adjustments: Restructuring charges 3,886 8,522 Write down of long-lived assets 3,084 4,234 ERP integration costs 1,458 2,099 Plant start-up costs 1,524 1,930 Stock-based compensation expense (recovery) 1,078 1,242 Goodwill impairment - 1,092 Amortization included in interest expense 1,122 954 Acquisition related fees 164 866 Net curtailment and settlement gain (loss) on benefit plans 587 (1,675) Net foreign exchange (gain) loss (464) (442) Net (gain) loss on sales and disposals of assets (196) (31) Adjusted income (loss) before income taxes (1,599) $ (4,343) $ (Amounts in thousands, except percentages) For the Quarters Ended (Amounts in thousands, except percentages) Dec-12 Sep-12 Income tax expense 415 $ 1,787 $ Adjustments: Income tax effect of non-GAAP adjustments 228 90 Adjusted income tax expense 643 $ 1,877 $

Reconciliation of Non-GAAP Financial Measures 36 For the Quarters Ended Dec-12 Sep-12 Net sales 200,296 $ 215,991 $ Net loss (14,257) $ (24,921) $ Adjustments: Restructuring charges 3,886 8,522 Write down of long-lived assets 3,084 4,234 ERP integration costs 1,458 2,099 Plant start-up costs 1,524 1,930 Stock-based compensation expense (recovery) 1,078 1,242 Goodwill impairment - 1,092 Amortization included in interest expense 1,122 954 Acquisition related fees 164 866 Net curtailment and settlement gain (loss) on benefit plans 587 (1,675) Net foreign exchange (gain) loss (464) (442) Net (gain) loss on sales and disposals of assets (196) (31) Income tax impact of non-GAAP adjustments (228) (90) Adjusted net income (loss) (2,242) $ (6,220) $ Adjusted net income (loss) as a % of sales -1.1% -2.9% Adjusted EPS - basic (0.05) $ (0.14) $ Adjusted EPS - diluted (0.05) $ (0.14) $ Weighted avg. shares - basic 44,918 44,911 Weighted avg. shares - diluted 44,918 44,911 (Amounts in thousands, except percentages and per share data)

Adjusted EBITDA Reconciliation Non-GAAP 37 For the Quarters Ended (Amounts in thousands) Dec-12 Sep-12 GAAP Net loss (14,257) $ (24,921) $ Interest expense, net 10,193 10,110 Income tax expense (benefit) 415 1,787 Depreciation and amortization 10,502 11,521 EBITDA 6,853 (1,503) Excluding the following items (Non-GAAP) Restructuring charges 3,886 8,522 Write down of long-lived assets 3,084 4,234 ERP integration costs 1,458 2,099 Plant start-up costs 1,524 1,930 Stock-based compensation expense (recovery) 1,078 1,242 Goodwill impairment - 1,092 Acquisition related fees 164 866 Net curtailment and settlement gain (loss) on benefit plans 587 (1,675) Net foreign exchange (gain) loss (464) (442) Net (gain) loss on sales and disposals of assets (196) (31) Adjusted EBITDA 17,974 $ 16,334 $